EXHIBIT 99.2
2nd Quarter 2008 Earnings Presentation September 4, 2008

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect", "anticipate", "intend", "believe", and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; and (8) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward- looking statements, which speak only as of the date of this presentation.

Agenda Financial Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Keys to 2008 & Summary Fred Bentley, Chief Operating Officer Financial Review Mark Brebberman, Vice President & CFO

BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Second Quarter Financial Highlights 2008 2007 YTD 63.9 45.8 2008 2007 YTD 33.8 18.3 2008 2007 YTD -34.2 -15.3 2007 2008 Sales 2008 2007 YTD 563.4 544.1 Adjusted EBITDA* ($ in millions) Core Operating Earnings* Free Cash Flow* (Excl. A/R Programs) Liquidity 2007 2007 2007 2007 2008 2008 2008 2008 2008 2007 YTD 222 195 14% 87% 40% * Please refer to the appendix for the definition of these non-GAAP financial measures, reconciliations to the most comparative GAAP measure and an explanation on why management believes they provide useful information to investors $19M 1% 4% Q2 Highlights Increasing Adjusted EBITDA guidance from $205M - $220M to $225M - $240M Strong Adjusted EBITDA growth Executing restructuring plan Excluding Belgium divestiture costs of $27M, Free Cash Flow improved by $8M Solid liquidity

Adjusted EBITDA Updated Guidance New Guidance: $225M - $240M Q1 Guidance: $205M - $220M Drivers of Improvement Continued success of global footprint Expansion projects performing well Metal impact limited in 1st half due to fixed contracts Increased guidance by $20M despite weaker market

2008 Adjusted EBITDA Pro Forma Run Rate Softening volumes USD strengthening Metal not settled Pro forma 2008 run rate represents 2008 based on 2nd half volume and FX expectations without restructuring plants (Gainesville, Belgium, & Nuevo Laredo) This is not guidance for 2009

Adjusted EBITDA Continuing Operations 2005-2008 Strong Adjusted EBITDA growth since 2005 ($ in millions) 12% 23% 17%-25% $185M $225M - $240M $203M $189M Continuing Ops $139M Continuing Ops $192M Continuing Ops $156M Continuing Ops $225M - $240M Guidance range

Free Cash Flow (Excl. A/R Programs) Pro Forma Run Rate Free cash flow run rate is positive ($ in millions) * * Gainesville, Belgium, and Nuevo Laredo

Restructuring Global Market Steel Situation Keys to 2008

Restructuring 2008 Closures and Divestitures Restructuring will result in annual savings of $30M - $40M Belgium Aluminum Wheel Facility Sold to Punch/BBS June 2008 Cash disposal costs of approximately $27M Annual sales of approximately $50M Avoid high restructuring costs Exit negative EBITDA/cash flow operation Gainesville Aluminum Wheel Facility Will close by the end of 2008 Annual sales of approximately $50M to Chrysler, Ford and Toyota Will transfer strategic volume to Chihuahua, Mexico facility Definitive agreement in place to sell real estate and certain equipment to Punch/BBS Total restructuring costs of approximately $5M Exit negative EBITDA/cash flow operation Nuevo Laredo Powertrain Facility Plan to sell non-core powertrain business in which: We are a niche player We are in a single geographic area There is a concentrated customer base Annual sales of approximately $50M Exit negative EBITDA/cash flow operation

Restructuring Employees by Region Total employees down 33% since 2004 at similar revenue level High-cost region employment reduced by over 60% Reducing personnel in high-cost regions * 2004-2006 include estimated temporary workers Sales ($ in billions) Employees (in 000's)

Restructuring Product and Customer Diversity Diversity reduces variability and limits exposure % of Sales to U.S. Detroit Three* 2008E Sales by Customer* 2008E Sales by Product Type* * Excludes Gainesville, Hoboken, & Nuevo Laredo sales Why This is Important Customer - Protects us from specific customer production variability Product - Opportunity to reduce risk of customer or geographic changes (21% U.S.) (51% U.S.)

Global Market Sales by Region and Market Outlook Although N.A. and W. Europe markets down, most HLI markets remain strong 2008E** Pro Forma Sales * Includes all discontinued operations, disposed/ closed plants ** Excludes Gainesville, Hoboken, & Nuevo Laredo sales 2004 Sales* Full Year HLI Market Comparison 2nd Half Global Build by Region* * Lt Vehicle data provided by CSM Autobase; Commercial Truck data provided by J.D. Powers

Secured over $200M in new and carry-over business during the first half Expect to meet or exceed last year's wins of $430M Continue to diversify customer and geographic mix geographic mix geographic mix geographic mix geographic mix geographic mix geographic mix Global Market 2008 Key Business Wins 2008 Key Business Wins 2008 Key Business Wins

Global Market Expansion Projects Investments continue in leading-cost/high-growth regions Completed last six months In progress Czech Lt vehicle aluminum Lt vehicle steel Turkey Lt vehicle aluminum Lt vehicle steel Commercial Truck Brazil Commercial Truck India Lt vehicle steel Commercial Truck Thailand Lt vehicle aluminum South Africa Lt vehicle aluminum Starts next six months

Steel Situation Strong recovery as a result of 2008 negotiations Minimal impact through Q2 of 2008 Our guidance considers the expected impact of the 2nd half, although suppliers seeking surcharges and we could see additional increases We are working on 2009 prices and will know outcome in Q4 Successful history of mitigating steel price increases

Restructuring Continue to reduce presence in high-cost / low-growth regions Closures/divestitures will improve financials in future periods Global Market New business wins will support future growth Continuing strategic investment strategy Strong geographic and product diversity reduces market and product risk Volume is softening in 2nd half Steel Update Negotiations on mid-year steel surcharges still ongoing Summary

Financial Review

Q2 2008 vs. Q2 2007 Financial Summary 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 2 Includes discontinued operations ($ in millions)

Q2 2008 vs. Q2 2007 Change in Net Sales ($ in millions) Sale of Wabash, IN powertrain plant and Hoboken, Belgium aluminum wheel plant

Q2 2008 vs. Q2 2007 Change in Core Operating Earnings ($ in millions) Volume/Price/Mix ($7M) Productivity/Economics/Other $16M FX $7M Depreciation $3M FX ($4M)

Q2 2008 vs. Q2 2007 Change in Free Cash Flow (Excl. A/R Programs) ($ in millions) Primarily Belgium divestiture Adjusted EBITDA $18M Restructuring inventory build ($7M) Other ($3M)

Liquidity Solid liquidity going into the 2nd half of 2008 7/31/2007 7/31/2008 A/R Securitization 21 12 Credit Revolver 124 125 Cash Balance 50 85 ($ in millions) $195 $222 Cash Balance Up $35M

2008 Guidance Increasing Adj. EBITDA guidance by $20M

2008 Outlook Free Cash Flow (Excl. A/R Programs) Target Positive free cash flow - excluding restructuring for the full year Cash Taxes Tax strategies being implemented to minimize global cash tax impact FY 2008 cash taxes estimated at $52M vs. $56M estimate in Q1 (on higher earnings)

Appendix

2008 Top Platforms Diverse product portfolio - over 200 platforms worldwide No platform greater than 4% of total revenue Top 15 Platforms % of Sales SA = South America; EU = Europe; NA = North America

Capital Structure Capital Structure ($ in millions) ($ in millions) 2008 2009 2010-2013 2014-2015 *2008 excludes debt maturity of $39M German A/R program, which we expect to renew annually. *Excludes pre-payments No significant debt maturities until 2014 Debt Maturities

Non-GAAP Financial Information Free Cash Flow ($ in millions)

Non-GAAP Financial Information Adjusted EBITDA ($ in millions)

Non-GAAP Financial Information Core Operating Earnings ($ in millions)

Non-GAAP Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude asset impairment losses and other restructuring charges, reorganization items and other items. Management references these non-GAAP financial measures frequently in its decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. The Company uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.

Non-GAAP Financial Measures Core Operating Earnings: Core operating earnings is defined as earnings from operations less asset impairments and restructuring charges, post-emergence chapter 11 related costs, gains and losses on sales of assets, and other special items that are of an infrequent or unusual nature. Core operating earnings is used by management as a non-GAAP financial measure because it is more indicative of operating performance due to exclusion of non-operating, infrequent, or unusual items. Free Cash Flow: Free cash flow is defined as cash from operating activities minus capital expenditures plus cash from or less cash used in the sale of assets. Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.